LEHMAN BROTHERS

Residential Mortgage Finance

$262,948,000 (APPROXIMATE) ENCORE CREDIT CORPORATION SERIES 2003-1

To Maturity
Class	Approx. Size(1)	Type	Tsy. BMark	Est. WAL (yrs)(2)	Est. Prin. Window (mos)(2)	Expected Final Maturity	Stated Final Maturity	Initial C/E(3) (%)	Expected Ratings (S&P/Moody’s/Fitch)

A1	[$196,863,000]	FL-PT	LIBOR	2.88	1 - 170	06/25/2017	07/25/2033	15.40%	AAA/Aaa/AAA
A2	[$28,520,000]	FL-PT	LIBOR	2.93	1 - 171	07/25/2017	07/25/2033	15.40%	AAA/Aaa/AAA
M1	[$15,319,000]	FL-PT	LIBOR	5.42	38 – 126	10/25/2013	07/25/2033	9.65%	AA/Aa2/AA
M2	[$11,323,000]	FL-PT	LIBOR	5.16	37 – 108	04/25/2012	07/25/2033	5.40%	A/A2/A
B1	[$8,258,000]	FL-PT	LIBOR	4.56	37 – 85	05/25/2010	07/25/2033	2.30%	BBB/Baa2/BBB
B2	[$2,665,000]	FL-PT	LIBOR	3.37	37 – 52	08/25/2007	07/25/2033	1.30%	BBB-/Baa3/BBB-

To 10% Optional Termination (“Call”)
Class	Approx. Size(1)	Type	Tsy. BMark	Est. WAL (yrs)(2)	Est. Prin. Window (mos)(2)	Expected Final Maturity	Stated Final Maturity	Initial C/E(3) (%)	Expected Ratings (S&P/Moody’s/Fitch)

A1	[$196,863,000]	FL-PT	LIBOR	2.69	1 – 94	02/25/2011	07/25/2033	15.40%	AAA/Aaa/AAA
A2	[$28,520,000]	FL-PT	LIBOR	2.72	1 – 94	02/25/2011	07/25/2033	15.40%	AAA/Aaa/AAA
M1	[$15,319,000]	FL-PT	LIBOR	5.14	38 – 94	02/25/2011	07/25/2033	9.65%	AA/Aa2/AA
M2	[$11,323,000]	FL-PT	LIBOR	5.09	37 – 94	02/25/2011	07/25/2033	5.40%	A/A2/A
B1	[$8,258,000]	FL-PT	LIBOR	4.56	37 – 85	05/25/2010	07/25/2033	2.30%	BBB/Baa2/BBB
B2	[$2,665,000]	FL-PT	LIBOR	3.37	37 – 52	08/25/2007	07/25/2033	1.30%	BBB-/Baa3/BBB-

Contacts
Syndicate	Kevin White / Dan Covello	(212) 526-9519

Trading	Charlie Spero / Ross Shapiro	(212) 526-6870
	Matt Miller / Rishi Bansal	(212) 526-8315

Residential Mortgage Finance	Matt Lewis	(212) 526-7447
	Shiv Rao	(212) 526-6205
	Martin Priest	(212) 526-0212

Structuring	Dennis Tsyba	(212) 526-1102

(1)

Subject to a permitted variance of +10%

(2)

The Certificates will be priced assuming 100% of the Prepayment Assumption.  100% of the Prepayment Assumption assumes [27]% CPR for all the Adjustable Rate Mortgage Loans and [115]% PPC for all the Fixed Rate Mortgage Loans.  100% PPC is a curve equal to 4% CPR in the first month of each mortgage loan and increasing approximately 1.45% per month to reach 20% CPR in month 12.

(3)

Initial Credit Enhancement includes Overcollateralization of [1.30]%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Preliminary Summary of Terms
Issuer:	Encore Credit Corporation, Series 2003-1
Seller and Depositor	Structured Asset Securities Corporation
Servicer:

Ocwen Financial Corp (“Ocwen”).  Ocwen has a subprime mortgage servicer rating of “Strong” from S&P, SQ1 from Moody’s and RPS2 from Fitch, the highest rating categories from S&P and Moody’s and the third highest from Fitch.

Trustee:	Wells Fargo Bank, N.A. (Minnesota)
Custodian:	U.S. Bank Corp.
Credit Risk Manager:	The MurrayHill Company (“MurrayHill”). MurrayHill’s primary function will be to monitor and advise the Servicer with respect to default management.
Mortgage Insurance Provider:	Mortgage Guaranty Insurance Company (“MGIC”). MGIC is rated AA+/Aa2/AA+ by Standard and Poor’s, Moody’s and Fitch, respectively.
Lead Manager:	Lehman Brothers.
Certificate Ratings:	The Certificates are expected to receive the ratings from [Moody’s Investors Service, Inc., Standard & Poor’s and Fitch, Inc.] ascribed on page 1.
Senior Certificates	The Class A1 and Class A2 Certificates
Mezzanine and Subordinate Certificates:	The Class M1, Class M2, Class B1 and Class B2 Certificates
Expected Pricing Date:	Week of May [5th], 2003
Expected Closing Date:	May [14th], 2003
Cut-Off Date:	April 1st, 2003
Payment Date:	25th of each month, or if such day is not a business day the next succeeding business day. (First Payment Date: May 27th, 2003)
Delay Days:	0 days
Day Count:	The Certificates will accrue interest on an Actual/360 basis.
Denomination:	Minimum $25,000; increments $1 in excess thereof for the Senior Certificates. Minimum $100,000; increments of $1,000 in excess thereof for the Class M1, M2, B1 and B2 Certificates.
Accrual Period:	The price to be paid by investors for the Certificates will not include accrued interest (settling flat).
Clearing:	DTC, Clearstream and Euroclear.
Tax Status:	The Certificates are anticipated to be treated as REMIC regular interests for Federal income tax purposes.
ERISA Eligibility:	The Certificates are expected to be ERISA eligible, subject to limitations set forth in the final prospectus supplement.
SMMEA Eligibility:	The Class A1, Class A2 and Class M1 Certificates are expected to SMMEA eligible.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Preliminary Summary of Terms
Mortgage Loans:

As of the Cut-Off Date, the Collateral Pool consists of 1,524 loans with an aggregate principal balance of $266,411,776 of fixed, adjustable, fully amortizing and balloon loans secured by first liens on primarily 1 - 4 family properties.  Approximately 88.61% of the loans will be subject to prepayment penalties.

The Collateral Pool is composed of Pool 1 and Pool 2.  Pool 1 will consist of those mortgage loans with original principal balances which do not exceed the applicable Freddie Mac maximum original loan limitations for one- to four- family mortgaged properties.  Pool 2 will consist of mortgage loans which may be less than, equal to or in excess of, those loan balance limitations.

For collateral statistics please see the “Collateral Summary” herein.

Optional Termination:

On the Payment Date on which the aggregate unpaid principal balance of the Mortgage Loans, prior to giving effect to any principal distributions for that period, is less than 10% of the aggregate principal balance of the Mortgage Loans on the Closing Date, the Master Servicer will have the option to purchase the remaining home equity loans from the trust.  If on the following Payment Date, the Master Servicer has not exercised its Optional Termination the margin for the Class A1 and Class A2 Certificates will double and the margins for the remaining classes will be multiplied by 1.5.

Mortgage Insurance Policy:

As of the Cut-off Date, approximately 72.45% of the Mortgage Loans originated on or before December 1, 2002 with over 60% Loan-to-Value (“LTV”) and 68.89% of the Mortgage Loans originated after December 1, 2002 with over 80.00% LTV will be covered by a loan level Mortgage Insurance Policy provided by MGIC.

Servicing Fee:	50 basis points per annum (0.50%) on the outstanding principal balance of each mortgage loan as of the first day of any Collection Period.
Credit Risk Management Fee:	1.5 basis points per annum (0.015%) on the outstanding principal balance of each mortgage loan as of the first day of any Collection Period.
Trustee Fee:	1 basis point per annum (0.01%) on the outstanding principal balance of each mortgage loan as of the first day of any Collection Period.
Certificate Rate:	The Certificate Rate on each class of Certificates is equal to the lesser of (i) the related Pass-Through Rate and (ii) the applicable Net Funds Cap.
Pass - Through Rate:	With respect to the Certificates, a per annum rate equal to one-month LIBOR plus the applicable margin for each class.
Class A1 Net Funds Cap:

For each Distribution Date, an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Group 1 Optimal Interest Amount (as defined below) for such date and (2) 12, and the denominator of which is the aggregate Group 1 Mortgage Loan balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Preliminary Summary of Terms
Class A2 Net Funds Cap:

For each Distribution Date, an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Group 2 Optimal Interest Amount (as defined below) for such date and (2) 12, and the denominator of which is the aggregate Group 2 Mortgage Loan balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date.

Mezzanine and Subordinate Class Net Funds Cap:	For any Distribution Date will be the weighted average of the Class A1 Net Funds Cap and the Class A2 Net Funds Cap, weighted on the basis of their Group Subordinate Amounts.
Group Subordinate Amount:

For each Group on each Payment Date, is equal to the excess of the Group’s Mortgage Loan Balance for the immediately preceding Payment Date over the unpaid principal balance of the Class A1 Certificate (in the case of Group 1) or Class A2 (in the Case of Group 2) immediately prior to the Payment Date.

Class A2 Effective Payable Cap:

For each Distribution Date, an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) (i) the Group 2 Optimal Interest Amount (as defined below) plus (ii) payments of interest from the cap provider (as described below) for such date multiplied by the ratio of (x) the aggregate Group 2 Mortgage Loan balance for the immediately preceding Distribution Date over (y) the sum of the aggregate Group 1 and Group 2 Mortgage Loan balances for the immediately preceding Distribution Date and (2) 12, and the denominator of which is the Group 2 Mortgage Loan balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date.

Mezzanine and Subordinate Class Effective Payable Cap:

For each Distribution Date, an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Amount (as defined below) plus payments of interest from the cap provider (as described below) for such date and (2) 12, and the denominator of which is the Pool Balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date.

Optimal Interest Amount:

For each Group on each Payment Date, the product of (A) (x) the weighted average of the Net Mortgage Rates of the Group’s Mortgage Loans as of the first day of the related Collection Period divided by (y) 12 and (B) the Group’s Mortgage Loan Balance for the immediately preceding Distribution Date.

Net Mortgage Rate:

For any Mortgage Loan at any time equals the Mortgage Rate thereof minus the sum of (i) the Aggregate Expense Rate and (ii) an additional 0.05% retained on the Mortgage Loans that were originated after December 1st, 2002 (which represents approximately 77.06% of the aggregate balance of the Mortgage Loans as of the Cut-off Date).

Aggregate Expense Rate:	For any Mortgage Loan equals the sum of the related Servicing Fee, the Trustee Fee and the Mortgage Insurance Premium.
Current Interest:	The interest accrued during the related Accrual Period at the applicable Certificate Rate.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Preliminary Summary of Terms
Interest Rate Caps:

Two Interest Rate Cap Agreements will be purchased by the Trust to (i) protect against interest rate risk from upward movement in one month LIBOR and (ii) diminish basis risk associated with the hybrid adjustable-rate mortgage loans and fixed rate mortgage loans.  The caps are not subordinated to losses.

The first interest rate cap will be in place during the first 24 months and will have an at the money strike rate.  Its notional balance will be a fixed amortization schedule based on all of the Mortgage Loans.

The second interest rate cap will be in place from month 25 until month 94 and will have a strike rate equal to the weighted average Net Mortgage Rate of the fixed rate loans on the Cut-off Date minus the margin on the Class A-1 Certificates.  Its notional balance will be a fixed amortization schedule based on the fixed rate Mortgage Loans.

On each Payment Date, the cap provider will make payments equal to the product of (a) the Cap Notional Amount for that month, (b) the excess, if any, of one month LIBOR for such Payment Date over the strike rate, and (c) the number of days in the corresponding accrual period divided by 360.

Cap Notional Balance:	The tables on page 8 are an approximation of the expected schedules the Trust intends to purchase.
Basis Risk Shortfall Amount:

To the extent that (a) the amount of interest payable to a Class at its Pass-Through Rate exceeds (b) its applicable Net Funds Cap (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Pass-Through Rate.  Such amounts are payable to the extent of available funds, as described herein.

Credit Enhancement:

For all of the Certificates consists of the following:

•

Excess Interest

•

The Mortgage Insurance Policy on those Mortgage Loans covered by the policy

•

Overcollateralization which does not step down and remains [1.30]% of the initial aggregate unpaid principal balance of the Mortgage Loans.

Additionally, Credit Enhancement will initially be provided by subordination to the:

•

Class A1 and Class A2 Certificates from the Class M1, Class M2, Class B1 and Class B2 Certificates

•

Class M1 Certificates from the Class M2, Class B1 and Class B2 Certificates

•

Class M2 Certificates from the Class B1 and Class B2 Certificates

•

Class B1 Certificates from the Class B2 Certificates

Overcollateralization:

On the Closing Date, the unpaid principal balance of the Mortgage Loans as of the Cut-off Date exceeds the aggregate Certificate Balance (“Overcollateralization”) by the Overcollateralization Target.  Excess Spread will be used to maintain the Overcollateralization at that level.

Overcollateralization Target:

Equal to [1.30]% of the unpaid principal balance of the Mortgage Loans as of the Cut-Off Date.  The Overcollateralization Target will remain the same until the Certificates are paid off or called under the Optional Termination provision.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Preliminary Summary of Terms
Senior Enhancement Percentage:

The fraction, expressed as a percentage of (a) the sum of the Mezzanine Subordinate Certificates and the Overcollateralization divided by (b) the aggregate unpaid principal balance of the Mortgage Loans.

Trigger Event:

A Trigger Event will have occurred if the three month rolling average of the 60+ Day Delinquency percentage for the three prior Collection Periods equals, or exceeds [60]% of the Senior Enhancement Percentage.

Stepdown Date:	The later to occur of: (i) the Distribution Date occurring in May 2006 and (ii) the first Distribution Date on which the Senior Credit Enhancement equals 30.80%.
Interest Priority of Payments:

On each Distribution Date, the interest received or advanced will be distributed in the following order of priority, in each case, to the extent of funds remaining:

To pay Current Interest and Carryforward Interest to the Class A1 from Group 1 Interest;

(i)

To pay fees: for both Group 1 and Group 2, Servicing Fee, Trustee Fee and Mortgage Insurance Premium;

(ii)

To pay Current Interest and Carryforward Interest to the Class A1 from Group 1 Interest;

(iii)

To pay Current Interest and Carryforward Interest to the Class A2 from Group 2 Interest;

(iv)

To pay Current Interest and Carryforward Interest to Classes  M1, M2, B1 and B2, sequentially;

(v)

To pay to the Credit Risk Manager the Credit Risk Management Fee;

(vi)

To pay to the Trustee, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(vii)

Any interest remaining after the application of (i) through (vi) above will be deemed excess interest for such Distribution Date and will be distributed as principal concurrently in proportion of their respective class principal amounts after giving effect to distributions already made on such Distribution Date, to the Certificates according to the respective principal distribution rule in effect for such Payment date, as needed to maintain the Overcollateralization Target;

(viii)

To pay concurrently in proportion of their respective class principal amounts after giving effect to distributions already made on such Distribution Date, to the Class A1 and Class A2 any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by the Interest Rate Caps(1);

(ix)

To pay sequentially to Classes M1, M2, B1 and B2 any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts to the extent not covered by the Interest Rate Caps(1);

(x)

To pay sequentially to Class M1, M2, B1 and B2 the amount of any allocated Realized Losses remaining unpaid; and

(xi)

To pay remaining amounts to the holder of the Class X Certificate. (1)

(1) Any amounts received off the Interest Rate Cap will be allocated in steps (viii), (ix) and (xi), in that order of priority.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Preliminary Summary of Terms
Principal Priority of Payments:

At the Senior level, the collateral is divided up into two Groups, Group 1 and Group 2.

Prior to the Stepdown Date, and whenever a Trigger Event is in effect, all Group 1 principal will be paid to the Class A1 certificate and all Group 2 principal will paid to the Class A2 Certificates.  Once the Class A1 has been retired, and if the Class A2 Certificates remain outstanding, all principal collected from Group 1 will be allocated to the Class A2 Certificates.  Conversely, once the Class A2 has been retired, and if the Class A1 Certificates remain outstanding, all principal collected from Group 2 will be allocated to the Class A1 Certificates. After the Class A1 and Class A2 Certificates have been reduced to zero, Principal will then be allocated sequentially to the Class M1, Class M2, Class B1 and Class B2 Certificates.

On or after the Stepdown Date and as long as a Trigger Event is not in effect, principal will be first allocated concurrently to the Class A1 from Group 1 and from Group 2 to the Class A2 Certificates.  Principal will then be allocated sequentially to the Class M1, Class M2, Class B1 and Class B2 Certificates so that the credit enhancement behind each class equals twice the respective Initial Credit Enhancement Percentage for each class, as a percentage of the current aggregate Mortgage Loan balance.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Cap 1 Notional Balance Schedule
Month	Notional	Month	Notional
1	-	13	223,750,492.99
2	261,478,380.27	14	219,131,217.27
3	259,655,015.54	15	214,608,159.58
4	257,479,722.99	16	210,179,239.41
5	254,955,328.37	17	205,842,423.34
6	252,086,110.82	18	201,595,723.92
7	248,877,815.28	19	197,437,198.58
8	245,338,239.18	20	193,359,781.43
9	241,502,686.03	21	189,032,924.18
10	237,387,197.53	22	184,822,306.79
11	233,008,627.91	23	180,670,600.80
12	228,425,464.78	24	175,761,575.63

Cap 2 Notional Balance Schedule
Month	Notional	Month	Notional
25	63,685,393.16	60	27,714,684.53
26	62,215,164.52	61	27,048,656.14
27	60,777,688.74	62	26,397,598.38
28	59,372,243.35	63	25,761,179.01
29	57,998,121.71	64	25,139,073.11
30	56,654,632.66	65	24,530,962.91
31	55,341,100.20	66	23,936,537.64
32	54,056,863.14	67	23,355,493.37
33	52,801,274.77	68	22,787,532.84
34	51,573,702.57	69	22,232,365.35
35	50,373,527.88	70	21,689,706.62
36	49,200,145.61	71	21,159,278.58
37	48,052,963.92	72	20,640,809.33
38	46,931,403.97	73	20,134,032.95
39	45,834,899.61	74	19,638,689.36
40	44,762,897.10	75	19,154,524.22
41	43,714,854.86	76	18,681,288.81
42	42,690,243.18	77	18,218,739.86
43	41,688,543.99	78	17,766,639.50
44	40,709,250.57	79	17,324,755.08
45	39,751,867.34	80	16,892,859.08
46	38,815,909.57	81	16,470,729.02
47	37,900,903.20	82	16,058,147.29
48	37,006,384.57	83	15,654,901.11
49	36,131,900.20	84	15,260,782.39
50	35,277,006.56	85	14,875,587.63
51	34,441,269.87	86	14,499,117.81
52	33,624,265.88	87	14,131,178.31
53	32,825,579.66	88	13,771,578.82
54	32,044,805.39	89	13,420,133.22
55	31,281,546.17	90	13,076,659.50
56	30,535,413.84	91	12,740,979.67
57	29,806,028.74	92	12,412,919.67
58	29,093,019.58	93	12,092,309.30
59	28,396,023.22	94	11,778,982.11

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Class A2 Effective Payable Cap(1)
Month	Rate(2)	Rate(3)	Month	Rate(2)	Rate(3)
1	-	-	41	14.404%	7.331%
2	24.739%	6.037%	42	15.086%	7.682%
3	25.181%	6.237%	43	15.046%	7.590%
4	25.208%	6.036%	44	15.366%	7.847%
5	25.422%	6.035%	45	15.074%	7.591%
6	25.823%	6.236%	46	15.097%	7.594%
7	25.807%	6.034%	47	16.112%	8.423%
8	26.178%	6.235%	48	15.424%	7.674%
9	26.132%	6.048%	49	15.941%	8.049%
10	26.271%	6.048%	50	15.651%	7.790%
11	26.811%	6.622%	51	15.964%	8.047%
12	26.502%	6.292%	52	15.652%	7.788%
13	26.796%	6.494%	53	15.653%	7.794%
14	26.684%	6.502%	54	15.981%	8.093%
15	26.975%	6.828%	55	15.797%	7.856%
16	26.865%	6.629%	56	16.132%	8.118%
17	26.956%	6.882%	57	15.815%	7.852%
18	27.249%	7.229%	58	15.814%	7.852%
19	27.140%	7.032%	59	16.467%	8.401%
20	27.446%	7.532%	60	15.821%	7.900%
21	27.300%	7.466%	61	16.224%	8.189%
22	27.389%	7.501%	62	15.903%	7.925%
23	28.195%	8.520%	63	16.219%	8.185%
24	27.871%	8.310%	64	15.898%	7.922%
25	12.950%	6.826%	65	15.896%	7.929%
26	12.751%	6.617%	66	16.211%	8.240%
27	12.983%	6.837%	67	15.890%	8.000%
28	12.801%	6.638%	68	16.204%	8.267%
29	12.901%	6.696%	69	15.883%	7.996%
30	13.533%	7.136%	70	15.879%	7.996%
31	13.414%	6.956%	71	16.894%	8.858%
32	13.688%	7.204%	72	15.870%	8.034%
33	13.452%	6.970%	73	16.182%	8.320%
34	13.491%	6.978%	74	15.861%	8.050%
35	14.384%	7.756%	75	16.172%	8.315%
36	13.990%	7.135%	76	15.850%	8.045%
37	14.510%	7.542%	77	15.844%	8.047%
38	14.269%	7.308%	78	16.154%	8.335%
39	14.543%	7.549%	79	15.831%	8.076%
40	14.310%	7.311%	80	16.140%	8.343%

(1) – Assumes prepayments occur at 100% of the Prepayment Assumption

(2) – Assumes 1 month LIBOR and 6 month LIBOR is equal to 20.00%

(3) – Assumes 1 month LIBOR and 6 month LIBOR is equal to forward curve

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Mezzanine and Sub Effective Payable Cap(1)
Month	Rate(2)	Rate(3)	Month	Rate(2)	Rate(3)
1	-	-	41	14.974%	7.520%
2	24.893%	6.191%	42	15.645%	7.880%
3	25.340%	6.396%	43	15.415%	7.657%
4	25.361%	6.188%	44	15.729%	7.911%
5	25.574%	6.187%	45	15.434%	7.655%
6	25.980%	6.392%	46	15.459%	7.658%
7	25.958%	6.185%	47	16.670%	8.541%
8	26.334%	6.391%	48	15.903%	7.784%
9	26.282%	6.198%	49	16.262%	8.065%
10	26.421%	6.198%	50	15.946%	7.803%
11	26.971%	6.782%	51	16.276%	8.061%
12	26.651%	6.442%	52	15.968%	7.801%
13	26.950%	6.648%	53	15.986%	7.832%
14	26.833%	6.651%	54	16.337%	8.130%
15	27.129%	6.982%	55	16.036%	7.873%
16	27.013%	6.778%	56	16.364%	8.133%
17	27.104%	7.030%	57	16.040%	7.868%
18	27.401%	7.382%	58	16.041%	7.868%
19	27.327%	7.197%	59	16.723%	8.443%
20	27.627%	7.690%	60	16.067%	7.936%
21	27.474%	7.618%	61	16.403%	8.207%
22	27.545%	7.630%	62	16.076%	7.939%
23	28.598%	8.807%	63	16.398%	8.202%
24	28.192%	8.559%	64	16.072%	7.937%
25	13.222%	7.013%	65	16.069%	7.973%
26	13.002%	6.787%	66	16.390%	8.282%
27	13.242%	7.011%	67	16.063%	8.021%
28	13.033%	6.790%	68	16.383%	8.285%
29	13.339%	6.903%	69	16.055%	8.016%
30	13.942%	7.315%	70	16.051%	8.015%
31	13.758%	7.107%	71	17.085%	8.904%
32	14.026%	7.346%	72	16.043%	8.072%
33	13.788%	7.117%	73	16.360%	8.345%
34	13.823%	7.134%	74	16.033%	8.073%
35	14.998%	8.021%	75	16.350%	8.339%
36	14.516%	7.374%	76	16.022%	8.068%
37	14.883%	7.660%	77	16.016%	8.085%
38	14.613%	7.412%	78	16.331%	8.373%
39	14.908%	7.666%	79	16.003%	8.103%
40	14.659%	7.431%	80	16.318%	8.370%

1 – Assumes prepayments occur at 100% of the Prepayment Assumption

2 – Assumes 1 month LIBOR and 6 month LIBOR is equal to 20.00%

3 – Assumes 1 month LIBOR and 6 month LIBOR is equal to forward curve

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Sensitivity Analysis – To 10% Optional Termination

Prepayment Assumption	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	5.33	3.63	2.69	2.06	1.59
Window (mos)	1-180	1-125	1-94	1-74	1-60
Expected Final Mat.	4/25/2018	9/25/2013	2/25/2011	6/25/2009	4/25/2008

Class A2
Avg. Life (yrs)	5.36	3.66	2.72	2.09	1.63
Window (mos)	1-180	1-125	1-94	1-74	1-60
Expected Final Mat.	4/25/2018	9/25/2013	2/25/2011	6/25/2009	4/25/2008

Class M1
Avg. Life (yrs)	9.91	6.77	5.14	4.37	4.15
Window (mos)	58-180	39-125	38-94	41-74	44-60
Expected Final Mat.	4/25/2018	9/25/2013	2/25/2011	6/25/2009	4/25/2008

Class M2
Avg. Life (yrs)	9.87	6.74	5.09	4.24	3.83
Window (mos)	58-180	39-125	37-94	39-74	40-60
Expected Final Mat.	4/25/2018	9/25/2013	2/25/2011	6/25/2009	4/25/2008

Class B1
Avg. Life (yrs)	8.94	6.07	4.56	3.77	3.38
Window (mos)	58-166	39-115	37-85	37-67	38-54
Expected Final Mat.	2/25/2017	11/25/2012	5/25/2010	11/25/2008	10/25/2007

Class B2
Avg. Life (yrs)	6.49	4.37	3.37	3.05	3.03
Window (mos)	58-103	39-70	37-52	37-41	37-38
Expected Final Mat.	11/25/2011	2/25/2009	8/25/2007	9/25/2006	6/25/2006

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Sensitivity Analysis – To Maturity

Prepayment Assumption	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	5.66	3.89	2.88	2.21	1.72
Window (mos)	1-296	1-224	1-170	1-134	1-109
Expected Final Mat.	12/25/2027	12/25/2021	6/25/2017	6/25/2014	5/25/2012

Class A2
Avg. Life (yrs)	5.70	3.93	2.93	2.26	1.76
Window (mos)	1-296	1-224	1-171	1-135	1-110
Expected Final Mat.	12/25/2027	12/25/2021	7/25/2017	7/25/2014	6/25/2012

Class M1
Avg. Life (yrs)	10.42	7.15	5.42	4.59	4.33
Window (mos)	58-236	39-168	38-126	41-99	44-80
Expected Final Mat.	12/25/2022	4/25/2017	10/25/2013	7/25/2011	12/25/2009

Class M2
Avg. Life (yrs)	10.02	6.85	5.16	4.29	3.87
Window (mos)	58-206	39-144	37-108	39-85	40-69
Expected Final Mat.	6/25/2020	4/25/2015	4/25/2012	5/25/2010	1/25/2009

Class B1
Avg. Life (yrs)	8.94	6.07	4.56	3.77	3.38
Window (mos)	58-166	39-115	37-85	37-67	38-54
Expected Final Mat.	2/25/2017	11/25/2012	5/25/2010	11/25/2008	10/25/2007

Class B2
Avg. Life (yrs)	6.49	4.37	3.37	3.05	3.03
Window (mos)	58-103	39-70	37-52	37-41	37-38
Expected Final Mat.	11/25/2011	2/25/2009	8/25/2007	9/25/2006	6/25/2006

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Summary - Aggregate
Total Number of Loans	1,524	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	$266,411,776	Covered	36.02%
Average Loan Balance	$174,811	Uncovered	63.98%
Fixed Rate	38.91%	(Originated on or prior to 12/1/02 with LTV > 60%)
Adjustable Rate	61.09%	Covered	72.45%
Prepayment Penalty Coverage	88.61%	Uncovered	27.55%
Weighted Average Coupon	7.642%	(Originated after 12/1/02 with LTV > 80%)
Weighted Average Margin	6.295%	Covered	68.89%
Weighted Average Initial Periodic Cap	1.497%	Uncovered	31.11%
Weighted Average Periodic Cap	1.497%	Geographic Distribution
Weighted Average Maximum Rate	14.747%	(Other States account individually for less
Weighted Average Floor	7.446%	than 1.65% of the Cut-Off Date aggregate
Weighted Average Original Term (mo.)	355.6	principal balance)
Weighted Average Remaining Term (mo.)	354.3	CA – S	52.18%
Weighted Average Seasoning (mo.)	1.4	CA – N	15.01%
Weighted Average LTV	77.40%	IL	11.07%
Weighted Average FICO	600	FL	6.40%
Weighted Average DTI	40.97%
First Lien Position	100%	Largest Zip Code Concentration
		Zip Code (City) – 92683 (Westminster, CA)	0.67%
Product Type
2/28 ARM	53.27%	Occupancy Status
Fixed Rate	38.91%	Primary Home	91.82%
3/27 ARM	7.82%	Investment	7.80%
		Second Home	0.38%
Prepayment Penalty (years)
None	11.39%	Loan Purpose
0.001 - 1.000	4.83%	Cashout Refinance	81.92%
1.001 - 2.000	42.87%	Purchase	9.17%
2.001 - 3.000	40.71%	Rate/Term Refinance	8.91%
4.001 - 5.000	0.20%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics - Aggregate
Collateral characteristics are listed below as of the Cut-off Date

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
0.01 - 50,000.00	21	1,008,507.23	0.38
50,000.01 - 100,000.00	275	21,801,254.75	8.18
100,000.01 - 150,000.00	411	52,181,225.99	19.59
150,000.01 - 200,000.00	347	60,291,686.94	22.63
200,000.01 - 250,000.00	203	45,278,422.67	17.00
250,000.01 - 300,000.00	139	38,031,595.99	14.28
300,000.01 - 350,000.00	61	19,822,337.16	7.44
350,000.01 - 400,000.00	36	13,498,949.35	5.07
400,000.01 - 450,000.00	15	6,166,916.74	2.31
450,000.01 - 500,000.00	11	5,325,322.01	2.00
500,000.01 - 550,000.00	1	532,000.00	0.20
550,000.01 - 600,000.00	2	1,178,557.53	0.44
600,000.01 - 650,000.00	1	615,000.00	0.23
650,000.01 - 700,000.00	1	680,000.00	0.26
Total:	1,524	266,411,776.36	100.00

Minimum:	$39,858.97
Maximum:	$680,000.00
Weighted Average:	$174,810.88

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics - Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
5.500 - 5.750	7	1,300,379.71	0.49
5.751 - 6.000	27	6,206,388.75	2.33
6.001 - 6.500	132	27,248,803.66	10.23
6.501 - 7.000	312	58,031,041.65	21.78
7.001 - 7.500	263	49,680,960.63	18.65
7.501 - 8.000	288	51,229,188.63	19.23
8.001 - 8.500	150	24,789,634.79	9.31
8.501 - 9.000	181	27,088,694.17	10.17
9.001 - 9.500	72	9,991,718.11	3.75
9.501 - 10.000	52	6,089,393.89	2.29
10.001 - 10.500	22	2,656,240.98	1.00
10.501 - 11.000	16	1,785,166.66	0.67
11.001 - 11.500	1	251,914.73	0.09
12.001 - 12.500	1	62,250.00	0.02
Total:	1,524	266,411,776.36	100.00

Minimum:	5.500%
Maximum:	12.040%
Weighted Average:	7.642%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics - Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
<= 180	45	5,773,605.92	2.17
181 – 240	7	977,562.16	0.37
301 – 360	1,472	259,660,608.28	97.47
Total:	1,524	266,411,776.36	100.00

Minimum:	120 months
Maximum:	360 months
Weighted Average:	355.6 months

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
<= 180	45	5,773,605.92	2.17
181 – 240	7	977,562.16	0.37
301 – 360	1,472	259,660,608.28	97.47
Total:	1,524	266,411,776.36	100.00

Minimum:	114 months
Maximum:	360 months
Weighted Average:	354.3 months

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics - Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date

Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
10.001 - 20.000	4	503,979.13	0.19
20.001 - 30.000	7	1,068,809.36	0.40
30.001 - 40.000	20	2,572,096.57	0.97
40.001 - 50.000	41	6,201,734.15	2.33
50.001 - 60.000	92	14,981,113.62	5.62
60.001 - 70.000	221	39,499,978.70	14.83
70.001 - 80.000	524	91,869,352.75	34.48
80.001 - 90.000	571	102,206,801.04	38.36
90.001 - 100.000	44	7,507,911.04	2.82
Total:	1,524	266,411,776.36	100.00

Minimum:	12.380%
Maximum:	100.000%
Non-Zero WA:	77.399%

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
500	8	1,496,857.21	0.56
501 – 550	380	61,204,105.57	22.97
551 – 600	417	73,731,242.27	27.68
601 – 620	195	34,296,442.76	12.87
621 – 640	184	33,671,903.37	12.64
641 – 660	119	22,597,442.98	8.48
661 – 680	87	14,749,361.94	5.54
681 – 700	52	9,879,882.42	3.71
701 – 720	34	5,457,299.10	2.05
721 – 750	29	6,423,817.43	2.41
751 – 800	18	2,783,404.97	1.04
801 >=	1	120,016.34	0.05
Total:	1,524	266,411,776.36	100.00

Non-Zero Minimum:	500
Maximum:	808
Non-Zero WA:	600

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics - Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
Cash Out Refinance	1,249	218,249,265.12	81.92
Purchase	137	24,433,798.57	9.17
Rate/Term Refinance	138	23,728,712.67	8.91
Total:	1,524	266,411,776.36	100.00

Property Type
	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
Single Family	1,200	206,575,578.97	77.54
Condo	114	18,127,639.39	6.80
2 Family	93	15,806,804.92	5.93
PUD	71	15,757,993.57	5.91
4 Family	16	4,850,914.14	1.82
Other	30	5,292,845.37	1.99
Total:	1,524	266,411,776.36	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics - Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date

States – Top 30
	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
CA-S	711	139,016,979.43	52.18
CA-N	193	39,978,881.88	15.01
IL	191	29,479,718.69	11.07
FL	139	17,053,086.39	6.40
MA	20	4,392,000.99	1.65
MI	35	4,121,076.60	1.55
MN	25	3,466,909.08	1.30
NV	15	2,999,388.59	1.13
CO	17	2,687,475.92	1.01
CT	14	2,561,535.41	0.96
WA	13	2,522,521.25	0.95
IN	18	2,013,129.36	0.76
MO	21	1,863,818.20	0.70
HI	4	1,256,100.00	0.47
OH	12	1,113,556.77	0.42
AZ	9	1,111,194.15	0.42
OR	9	1,006,101.28	0.38
AL	5	820,406.95	0.31
MD	7	819,559.75	0.31
UT	4	808,091.38	0.30
VA	6	688,064.55	0.26
TN	7	673,019.28	0.25
WI	5	640,750.00	0.24
ID	4	627,507.14	0.24
NM	4	568,000.00	0.21
OK	4	515,524.93	0.19
ME	1	497,045.69	0.19
SC	5	491,358.34	0.18
WY	4	473,347.23	0.18
KS	4	346,275.00	0.13
Other	18	1,799,352.13	0.68
Total:	1,524	266,411,776.36	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics - Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
Full	810	135,034,907.94	50.69
Stated	613	111,991,834.37	42.04
Limited	101	19,385,034.05	7.28
Total:	1,524	266,411,776.36	100.00

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
3.501 - 4.000	8	1,035,151.13	0.64
5.001 - 5.500	2	519,000.00	0.32
5.501 - 6.000	471	88,888,506.72	54.61
6.001 - 6.500	201	35,497,764.48	21.81
6.501 - 7.000	182	28,535,473.86	17.53
7.001 - 7.500	54	8,279,727.31	5.09
Total:	918	162,755,623.50	100.00

Minimum:	4.000%
Maximum:	7.450%
Weighted Average:	6.295%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics - Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
1	4	1,073,375.21	0.66
1.5	914	161,682,248.29	99.34
Total:	918	162,755,623.50	100.00

Minimum:	1.000%
Maximum:	1.500%
Weighted Average:	1.497%

Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
1	3	925,375.21	0.57
1.5	915	161,830,248.29	99.43
Total:	918	162,755,623.50	100.00

Minimum:	1.000%
Maximum:	1.500%
Weighted Average:	1.497%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics - Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
6.501 - 7.000	1	88,860.64	0.05
7.501 - 8.000	1	211,201.81	0.13
8.001 - 8.500	2	251,004.04	0.15
9.001 - 9.500	4	1,030,865.05	0.63
9.501 - 10.000	1	74,858.31	0.05
12.001 - 12.500	4	849,581.71	0.52
12.501 - 13.000	21	4,675,595.09	2.87
13.001 - 13.500	54	11,497,035.62	7.06
13.501 - 14.000	138	25,488,995.22	15.66
14.001 - 14.500	146	28,850,798.58	17.73
14.501 - 15.000	192	35,516,468.51	21.82
15.001 - 15.500	102	17,971,332.51	11.04
15.501 - 16.000	125	19,673,032.00	12.09
16.001 - 16.500	57	8,018,594.05	4.93
16.501 - 17.000	40	4,924,633.36	3.03
17.001 - 17.500	18	2,080,961.26	1.28
17.501 - 18.000	11	1,299,891.01	0.80
18.001 - 18.500	1	251,914.73	0.15
Total:	918	162,755,623.50	100.00

Minimum:	6.810%
Maximum:	18.240%
Weighted Average:	14.747%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics - Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date

Floor
(%)	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
<= 5.500	11	1,747,397.53	1.07
5.501 - 6.000	117	19,425,882.90	11.94
6.001 - 6.500	94	17,771,515.97	10.92
6.501 - 7.000	156	28,034,254.35	17.22
7.001 - 7.500	136	26,947,557.74	16.56
7.501 - 8.000	150	28,747,722.78	17.66
8.001 - 8.500	80	14,194,574.27	8.72
8.501 - 9.000	91	14,905,019.70	9.16
9.001 - 9.500	32	4,576,144.53	2.81
9.501 - 10.000	29	3,740,160.31	2.30
10.001 - 10.500	13	1,482,065.80	0.91
10.501 - 11.000	8	931,412.89	0.57
11.001 - 11.500	1	251,914.73	0.15
Total:	918	162,755,623.50	100.00

Minimum:	4.000%
Maximum:	11.240%
Weighted Average:	7.446%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics - Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date

Next Rate Adjustment Date
	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
2004-08	1	111,800.22	0.07
2004-09	2	414,703.44	0.25
2004-10	30	4,748,455.83	2.92
2004-11	134	19,616,363.90	12.05
2004-12	5	716,454.62	0.44
2005-01	1	104,044.42	0.06
2005-02	13	1,893,400.44	1.16
2005-03	124	22,744,648.93	13.97
2005-04	499	91,563,159.61	56.26
2005-10	6	835,237.67	0.51
2005-11	28	4,679,134.13	2.87
2005-12	3	356,093.07	0.22
2006-02	2	329,981.22	0.20
2006-03	14	3,068,166.07	1.89
2006-04	55	11,526,054.93	7.08
2006-05	1	47,925.00	0.03
Total:	918	162,755,623.50	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Summary – Pool 2
Total Number of Loans	89	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	$33,711,824	Covered	21.42%
Average Loan Balance	$378,785	Uncovered	78.58%
Fixed Rate	39.48%	(Originated on or prior to 12/1/02 with LTV > 60%)
Adjustable Rate	60.52%	Covered	70.69%
Prepayment Penalty Coverage	89.52%	Uncovered	29.31%
Weighted Average Coupon	7.232%	(Originated after 12/1/02 with LTV > 80%)
Weighted Average Margin	6.180%	Covered	53.48%
Weighted Average Initial Periodic Cap	1.488%	Uncovered	46.52%
Weighted Average Periodic Cap	1.488%	Geographic Distribution
Weighted Average Maximum Rate	14.412%	(Other States account individually for less
Weighted Average Floor	7.315%	than 3.08% of the Cut-Off Date aggregate
Weighted Average Original Term (mo.)	357.8	principal balance)
Weighted Average Remaining Term (mo.)	357.0	CA – S	52.98%
Weighted Average Seasoning (mo.)	0.8	CA – N	26.55%
Weighted Average LTV	76.85%	IL	5.38%
Weighted Average FICO	607
Weighted Average DTI	41.77%
First Lien Position	100%	Largest Zip Code Concentration
		Zip Code (City) – 91784 (Upland, CA)	2.36%
Product Type
2/28 ARM	48.22%	Occupancy Status
Fixed Rate	39.48%	Primary Home	93.39%
3/27 ARM	12.31%	Investment	5.13%
		Second Home	1.47%
Prepayment Penalty (years)
None	10.48%	Loan Purpose
0.001 - 1.000	7.71%	Cashout Refinance	80.84%
1.001 - 2.000	37.06%	Purchase	11.71%
2.001 - 3.000	43.19%	Rate/Term Refinance	7.45%
4.001 - 5.000	1.57%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics – Pool 2
Collateral characteristics are listed below as of the Cut-off Date

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
50,000.01 – 100,000.00	2	140,447.48	0.42
150,000.01 - 200,000.00	1	158,334.70	0.47
200,000.01 - 250,000.00	1	222,000.00	0.66
250,000.01 - 300,000.00	1	257,000.00	0.76
300,000.01 - 350,000.00	27	9,101,329.69	27.00
350,000.01 - 400,000.00	30	11,240,786.06	33.34
400,000.01 - 450,000.00	14	5,759,705.99	17.09
450,000.01 - 500,000.00	8	3,826,662.84	11.35
500,000.01 - 550,000.00	1	532,000.00	1.58
550,000.01 - 600,000.00	2	1,178,557.53	3.50
600,000.01 - 650,000.00	1	615,000.00	1.82
650,000.01 - 700,000.00	1	680,000.00	2.02
Total:	89	33,711,824.29	100.00

Minimum:	$50,387.79
Maximum:	$680,000.00
Weighted Average:	$378,784.54

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
5.751 - 6.000	4	1,467,340.29	4.35
6.001 - 6.500	17	6,459,466.65	19.16
6.501 - 7.000	22	8,352,488.97	24.78
7.001 - 7.500	23	8,890,874.49	26.37
7.501 - 8.000	8	3,220,665.23	9.55
8.001 - 8.500	7	2,696,326.41	8.00
8.501 - 9.000	5	2,059,720.33	6.11
9.001 - 9.500	2	514,554.13	1.53
10.001 - 10.500	1	50,387.79	0.15
Total:	89	33,711,824.29	100.00

Minimum:	5.990%
Maximum:	10.240%
Weighted Average:	7.232%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
180	2	412,887.79	1.22
301 - 360	87	33,298,936.50	98.78
Total:	89	33,711,824.29	100.00

Minimum:	180 months
Maximum:	360 months
Weighted Average:	357.8 months

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
<= 180	2	412,887.79	1.22
301 – 360	87	33,298,936.50	98.78
Total:	89	33,711,824.29	100.00

Minimum:	175.0 months
Maximum:	360.0 months
Weighted Average:	357.0 months

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics - Pool 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
20.001 - 30.000	1	497,045.69	1.47
40.001 - 50.000	3	964,908.86	2.86
50.001 - 60.000	5	1,836,972.50	5.45
60.001 - 70.000	10	4,184,789.11	12.41
70.001 - 80.000	37	14,483,022.90	42.96
80.001 - 90.000	30	10,657,359.79	31.61
90.001 - 100.000	3	1,087,725.44	3.23
Total:	89	33,711,824.29	100.00

Minimum:	24.95%
Maximum:	95.00%
Non-Zero WA:	76.85%

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
501 – 550	15	5,555,499.79	16.48
551 – 600	24	9,121,190.05	27.06
601 – 620	11	4,201,689.93	12.46
621 – 640	15	5,401,114.54	16.02
641 – 660	13	4,854,349.33	14.40
661 – 680	6	2,196,408.54	6.52
681 – 700	3	1,451,305.58	4.31
721 – 750	2	930,266.53	2.76
Total:	89	33,711,824.29	100.00

Non-Zero Minimum:	501
Maximum:	747
Non-Zero WA:	607

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics - Pool 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
Cash Out Refinance	73	27,253,019.05	80.84
Purchase	10	3,946,572.08	11.71
Rate/Term Refinance	6	2,512,233.16	7.45
Total:	89	33,711,824.29	100.00

Property Type
	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
Single Family	77	28,930,497.73	85.82
PUD	10	3,922,240.37	11.63
Condo	2	859,086.19	2.55
Total:	89	33,711,824.29	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics - Pool 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date

States – Top 30
	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
CA-S	48	17,862,116.16	52.98
CA-N	22	8,951,254.62	26.55
IL	5	1,813,043.11	5.38
MI	2	1,035,000.00	3.07
WA	2	874,500.00	2.59
MA	2	752,452.25	2.23
CT	2	713,196.93	2.12
ME	1	497,045.69	1.47
FL	1	495,000.00	1.47
IN	2	469,821.14	1.39
GA	2	248,394.39	0.74
Total:	89	33,711,824.29	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics - Pool 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
Full	44	16,699,087.83	49.53
Stated	37	13,879,074.05	41.17
Limited	8	3,133,662.41	9.30
Total:	89	33,711,824.29	100.00

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
5.501 - 6.000	35	13,230,266.02	64.84
6.001 - 6.500	13	4,694,497.74	23.01
6.501 - 7.000	6	2,478,718.87	12.15
Total:	54	20,403,482.63	100.00

Minimum:	5.950%
Maximum:	6.950%
Weighted Average:	6.180%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics - Pool 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
1	1	497,045.69	2.44
1.5	53	19,906,436.94	97.56
Total:	54	20,403,482.63	100.00

Minimum:	1.000%
Maximum:	1.500%
Weighted Average:	1.488%

Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
1	1	497,045.69	2.44
1.5	53	19,906,436.94	97.56
Total:	54	20,403,482.63	100.00

Minimum:	1.000%
Maximum:	1.500%
Weighted Average:	1.488%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics - Pool 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
12.501 - 13.000	3	1,069,237.00	5.24
13.001 - 13.500	6	2,392,106.36	11.72
13.501 - 14.000	8	2,848,673.43	13.96
14.001 - 14.500	18	6,847,987.84	33.56
14.501 - 15.000	8	3,220,665.23	15.78
15.001 - 15.500	6	2,333,503.08	11.44
15.501 - 16.000	4	1,601,250.00	7.85
16.001 - 16.500	1	90,059.69	0.44
Total:	54	20,403,482.63	100.00

Minimum:	12.990%
Maximum:	16.250%
Weighted Average:	14.412%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics - Pool 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Floor
(%)	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
5.501 - 6.000	6	1,926,787.76	9.44
6.001 - 6.500	7	2,482,166.05	12.17
6.501 - 7.000	8	2,973,589.25	14.57
7.001 - 7.500	17	6,689,653.14	32.79
7.501 - 8.000	6	2,396,533.35	11.75
8.001 - 8.500	6	2,333,503.08	11.44
8.501 - 9.000	4	1,601,250.00	7.85
Total:	54	20,403,482.63	100.00

Minimum:	5.950%
Maximum:	8.990%
Weighted Average:	7.315%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics - Pool 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Next Rate Adjustment Date
	Mortgage Loans	Principal Balance ($)	% of Cut-Off Date Principal Balance
2004-10	2	699,216.06	3.43
2004-11	2	845,282.69	4.14
2005-03	9	3,715,828.56	18.21
2005-04	29	10,993,978.33	53.88
2005-11	2	248,394.39	1.22
2006-03	1	418,689.04	2.05
2006-04	9	3,482,093.56	17.07
Total:	54	20,403,482.63	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).